UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2007

CurrencySharesSM Mexican Peso Trust
Sponsored by Rydex Specialized Products LLC,
d/b/a Rydex Investments
(Exact name of registrant as specified in its charter)

NEW YORK	001-32909	14-6294919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9601 BLACKWELL ROAD, SUITE 500	20850
ROCKVILLE, MARYLAND
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 296-5100

NOT APPLICABLE
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2007, an authorized officer of Rydex Specialized Products LLC, d/b/a Rydex Investments (the “Sponsor”), sponsor of the CurrencySharesSM Mexican Peso Trust (the “Trust”), informed the New York Stock Exchange (the “NYSE”) that the Trust intends to transfer its listing to NYSE Arca and plans to request that the NYSE cease trading of the Trust’s shares (the “Shares”) effective at the close of the market on October 31, 2007. The Trust is undertaking this transfer in connection with an initiative by NYSE Group, Inc. to transition all exchange traded funds listed on the NYSE to NYSE Arca.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYSHARESSM
MEXICAN PESO TRUST
By: Rydex Specialized Products LLC
Sponsor of the CurrencySharesSM
Mexican Peso Trust
October 12, 2007	By: /s/ Nick Bonos
Nick Bonos
Chief Financial Officer

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